UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06414

Name of Fund: BlackRock MuniYield Fund, Inc. (MYD)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

ANNUAL REPORT

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high-quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	APRIL 30, 2017	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2017

Municipal Market Conditions

Municipal bonds generated modestly positive performance for the period, in spite of vastly rising interest rates as a result of generally stronger economic data, signs of inflation pressures, Federal Reserve (“Fed”) monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the income, relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from the United Kingdom’s decision to leave the European Union, the contentious U.S. election, and widening central bank divergence — i.e., policy easing outside the United States while the Fed slowly commences policy tightening. During the 12 months ended April 30, 2017, municipal bond funds garnered net inflows of approximately $14 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $429 billion (significantly above the $384 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 58%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2017
6 months: (0.41)%
12 months: 0.57%

A Closer Look at Yields

From April 30, 2016 to April 30, 2017, yields on AAA-rated 30-year municipal bonds increased by 44 basis points (“bps”) from 2.58% to 3.02%, while 10-year rates rose by 53 bps from 1.61% to 2.14% and 5-year rates increased 43 bps from 0.98% to 1.41% (as measured by Thomson Municipal Market Data). The municipal yield curve modestly steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 10 bps and the spread between 2- and 10-year maturities steepening by 19 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front-end of the yield curve. In absolute terms, the positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds came under pressure post the November U.S. election as a result of uncertainty surrounding potential U.S. tax-reform. The index has now recovered nearly 86% of performance lost post-election, which is quite impressive given that fund flows have only rebounded by about 31%. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding—California, New York, Texas and Florida—have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very diffi-

cult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”), (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	5

Fund Summary as of April 30, 2017	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its total assets in municipal bonds rated investment grade, or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2017 ($14.75)[1]	5.86%
Tax Equivalent Yield[2]	10.35%
Current Monthly Distribution per Common Share[3]	$0.0720
Current Annualized Distribution per Common Share[3]	$0.8640
Economic Leverage as of April 30, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYD[1,2]	(0.65)%	(0.16)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	Consistent with the broader market environment, Fund holdings with maturities of 15 years and above were hardest hit by the underperformance of longer-term bonds relative to short-term issues.

•

Lower-quality investments typically outperformed their higher-rated counterparts during the period. The Fund’s holdings in non-investment grade and unrated securities therefore generated healthy relative performance, as did its positions in the lower-quality corporate and tobacco sectors. While the Fund’s positions in higher-quality issues generally lagged non-investment grade bonds, its performance was helped by an allocation to higher-quality pre-refunded securities. The higher level of income in this segment translated to lower sensitivity to the market downturn of late 2016, aiding its return over the full 12 months.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16		Change	High	Low
Market Price	$14.75	$15.73		(6.23)%	$16.43	$13.61
Net Asset Value	$14.71	$15.62	[1]	(5.83)%	$16.10	$14.31

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	25%	23%
Health	21	21
Utilities	11	11
Education	10	12
State	10	10
County/City/Special District/School District	9	9
Corporate	8	8
Tobacco	6	6

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	9%
2018	5
2019	24
2020	12
2021	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	6%	8%
AA/Aa	47	47
A	18	21
BBB/Baa	17	13
BB/Ba	4	4
B	2	1
N/R	6	6	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

ANNUAL REPORT	APRIL 30, 2017	7

Fund Summary as of April 30, 2017	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are rated in the three highest quality rating categories (A or better), or, if unrated, are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2017 ($15.14)[1]	5.75%
Tax Equivalent Yield[2]	10.16%
Current Monthly Distribution per Common Share[3]	$0.0725
Current Annualized Distribution per Common Share[3]	$0.8700
Economic Leverage as of April 30, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MQY[1,2]	(3.34)%	(0.12)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	The positive contribution from the Fund’s income largely offset the impact of negative price performance caused by rising yields.

•

Positions in the transportation and tax-backed (local) sectors contributed to results. However, holdings in the utilities sector underperformed. In addition, the health care sector experienced uncertainty surrounding the future of the Affordable Care Act in the wake of the November 2016 elections.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

•

The Fund lowered its dividend during the period, as older, higher-yielding bonds matured or were called and the proceeds were reinvested at much lower yields. (A call is when an issuer redeems a bond prior to its maturity date.) At the same time, the benefit of leverage was reduced as short-term borrowing rates increased due to the Fed’s decision to raise the federal funds rate. However, the positively sloped municipal yield curve still created the latitude for the Fund to generate additional income through the use of leverage.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16		Change	High	Low
Market Price	$15.14	$16.56		(8.57)%	$17.20	$14.21
Net Asset Value	$15.56	$16.48	[1]	(5.58)%	$17.01	$15.19

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	24%	22%
State	17	16
Utilities	17	17
County/City/Special District/School District	18	22
Health	12	10
Education	7	6
Corporate	3	4
Housing	1	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2017	10%
2018	12
2019	11
2020	4
2021	12

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	7%	9%
AA/Aa	60	57
A	19	27
BBB/Baa	12	5
N/R	2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	APRIL 30, 2017	9

Fund Summary as of April 30, 2017	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2017($12.94)[1]	5.75%
Tax Equivalent Yield[2]	10.16%
Current Monthly Distribution per Common Share[3]	$0.0620
Current Annualized Distribution per Common Share[3]	$0.7440
Economic Leverage as of April 30, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MQT[1,2]	(4.57)%	0.12%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	The positive contribution from the Fund’s income offset the impact of negative price performance caused by rising yields.

•

Positions in the transportation and tax-backed (local) sectors contributed to results. However, holdings in the utilities sector underperformed. In addition, the health care sector experienced uncertainty surrounding the future of the Affordable Care Act in the wake of the November 2016 elections.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

•

The Fund lowered its dividend during the period, as older, higher-yielding bonds matured or were called and the proceeds were reinvested at much lower yields. (A call is when an issuer redeems a bond prior to its maturity date.) At the same time, the benefit of leverage was reduced as short-term borrowing rates increased due to the Fed’s decision to raise the federal funds rate. However, the positively sloped municipal yield curve still created the latitude for the Fund to generate additional income through the use of leverage.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16		Change	High	Low
Market Price	$12.94	$14.33		(9.70)%	$15.06	$12.31
Net Asset Value	$13.69	$14.46	[1]	(5.33)%	$14.95	$13.37

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	26%	23%
County/City/Special District/School District	24	25
Utilities	14	14
Health	13	12
State	12	13
Education	6	8
Corporate	2	2
Housing	2	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	11%
2018	11
2019	14
2020	6
2021	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	7%	8%
AA/Aa	61	61
A	17	24
BBB/Baa	13	5
N/R	2	2	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

ANNUAL REPORT	APRIL 30, 2017	11

Schedule of Investments April 30, 2017	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.50%, 1/01/22	$5,250	$5,267,692
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,665	1,850,614
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,576,479
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,476,966

		19,171,751
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	1,315	1,320,497
Arizona — 2.6%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	3,575	3,585,832
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,481,903
5.00%, 12/01/37	5,000	5,835,750

		17,903,485
California — 10.0%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	4,783,204
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,348,054
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 7/01/19 (b)	3,155	3,493,500
St. Joseph Health System, 5.00%, 7/01/33	2,560	2,894,285
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	305	333,545
5.25%, 8/15/49	770	836,944
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 2/01/36	670	744,826
5.00%, 2/01/37	505	559,646
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,650	1,751,145
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	2,300	2,471,028
Loma Linda University Medical Center, 5.00%, 12/01/41 (a)	1,100	1,167,606
Loma Linda University Medical Center, 5.00%, 12/01/46 (a)	1,335	1,413,725
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 5/01/43	3,285	3,298,731

Municipal Bonds	Par (000)	Value
California (continued)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	$1,605	$1,733,496
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	490,273
6.25%, 10/01/40	335	405,534
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1, 5.13%, 6/01/47	6,205	6,189,550
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,032
Various Purposes, 6.00%, 3/01/33	5,085	5,734,354
Various Purposes, 6.50%, 4/01/33	14,075	15,536,548
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,605	1,799,558
Sub-Series I-1, 6.38%, 11/01/19 (b)	2,385	2,697,936
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	1,345	1,357,347
5.00%, 6/01/37	1,775	1,774,947

		68,825,814
Colorado — 0.7%
University of Colorado, RB, Series A (b):
5.25%, 6/01/19	2,250	2,442,195
5.38%, 6/01/19	1,250	1,360,000
5.38%, 6/01/19	830	903,040

		4,705,235
Connecticut — 3.5%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	2,964,648
Yale University Issue, Series T-1, 4.70%, 7/01/29	9,135	9,193,921
Yale University Issue, Series X-3, 4.85%, 7/01/37	9,265	9,325,871
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/20 (b)	2,225	2,486,104

		23,970,544
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,479,419
Delaware Transportation Authority, RB, 5.00%, 6/01/55	2,430	2,627,899
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,589,947

		13,697,265

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	COP	Certificates of Participation	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	ERB	Education Revenue Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	GAB	Grant Anticipation Bonds	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance Co.	GARB	General Airport Revenue Bonds	RB	Revenue Bonds
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	S/F	Single-Family
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
District of Columbia — 4.4%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 4/01/35	$910	$1,041,659
Issue, 5.00%, 4/01/36	910	1,038,346
Issue, 5.00%, 4/01/42	1,050	1,183,886
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	4,440	4,916,545
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31 (c)	8,350	4,702,636
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32 (c)	15,000	8,045,250
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,613,617
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (c)	13,410	6,841,648

		30,383,587
Florida — 5.8%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	3,061,854
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19 (b)	6,900	7,624,293
County of Alachua Florida Health Facilities Authority, RB, 5.00%, 12/01/44	4,825	5,246,705
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (b)	2,155	2,286,304
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	2,790	3,035,353
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,297,382
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	6,150	7,653,859
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	3,716	2,449,626

		39,655,376
Georgia — 2.3%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	4,520	5,155,873
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,075	1,250,752
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,847,135
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	6,945	7,467,056

		15,720,816
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	3,023,828
Idaho — 1.7%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,017,600
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 5.00%, 12/01/46	1,555	1,730,839

		11,748,439
Illinois — 16.1%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27 (f)	1,000	995,560

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago IL, GO, Refunding, Project, Series A, 5.25%, 1/01/32	$6,390	$6,305,908
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,695	3,545,353
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/39	3,500	3,944,150
Series C, 6.50%, 1/01/21 (b)	11,920	14,155,954
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	4,200	4,712,946
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,271,879
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	5,530	5,862,629
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,737,825
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,159,100
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,544,816
Presence Health Network, Series C, 4.00%, 2/15/41	3,000	2,634,420
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,435	6,037,252
Senior, Series C, 5.00%, 1/01/37	5,815	6,442,729
Series A, 5.00%, 1/01/38	2,535	2,797,651
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (c)	27,225	6,220,640
Series B (AGM), 5.00%, 6/15/50	12,435	12,956,773
Series B-2, 5.00%, 6/15/50	5,085	5,087,593
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,101,935
6.00%, 6/01/28	2,335	2,656,273
State of Illinois, GO:
5.50%, 7/01/38	4,000	4,145,640
5.00%, 2/01/39	3,195	3,190,559
Series A, 5.00%, 4/01/38	2,510	2,506,662
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (b)	1,275	1,386,869
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	2,045	2,207,332

		110,608,448
Indiana — 4.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,635	1,934,352
7.00%, 1/01/44	3,950	4,718,314
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,527,318
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	910	966,211
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	3,201,237
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	840	903,084
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,690	1,816,835
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,154,937

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	$2,230	$2,413,930
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,580	2,873,346

		33,509,564
Iowa — 1.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	970	992,756
5.50%, 12/01/22	4,765	4,845,386
5.25%, 12/01/25	940	950,697
5.88%, 12/01/26 (a)	835	849,763
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,410	2,552,045
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 6/01/34	2,695	2,694,892

		12,885,539
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	4,380	4,792,727
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,055	2,181,999
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	2,485	2,058,599

		4,240,598
Louisiana — 3.3%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (b)	1,610	1,730,058
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	9,000	9,197,280
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,344,017
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,197,884
5.25%, 5/15/31	1,750	1,879,640
5.25%, 5/15/32	2,240	2,432,841
5.25%, 5/15/33	2,430	2,627,486
5.25%, 5/15/35	1,025	1,114,821

		22,524,027
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,350,882
Maryland — 0.7%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,449	1,462,331
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	944,856
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,545	1,545,741
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	880	983,453

		4,936,381

Municipal Bonds	Par (000)	Value
Massachusetts — 2.0%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	$3,535	$3,096,695
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,091,522
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	4,565	4,581,754
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,754,144

		13,524,115
Michigan — 4.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,995	9,702,816
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20 (b)	1,545	1,738,125
5.50%, 5/15/36	1,250	1,366,275
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,830	1,943,680
Henry Ford Health System, 4.00%, 11/15/46	3,015	2,958,499
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19 (b)	6,085	6,780,333
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.00%, 9/01/18 (b)	2,000	2,186,160
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	6,365	6,978,586

		33,654,474
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (b)	280	307,294
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	562,316
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	510	551,912

		1,114,228
Nebraska — 1.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,670	1,817,978
5.00%, 9/01/42	925	981,379
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	5,100	5,111,424

		7,910,781
New Jersey — 5.7%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,490	3,517,955
5.25%, 11/01/44	3,180	3,189,763
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	2,250	2,251,777

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	$1,295	$1,338,279
Continental Airlines, Inc. Project, 5.25%, 9/15/29	975	1,054,891
Kapkowski Road Landfill Project, Series B, 6.50%, 4/01/31	2,500	2,842,300
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	1,355	1,514,267
Series A, 5.00%, 1/01/43	1,835	2,017,014
Series E, 5.00%, 1/01/45	5,425	5,995,222
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (c)	7,395	2,968,353
Transportation Program, Series AA, 5.00%, 6/15/44	2,515	2,516,157
Transportation Program, Series AA, 5.00%, 6/15/44	1,360	1,360,721
Transportation System, Series A, 5.50%, 6/15/41	3,630	3,736,286
Transportation System, Series B, 5.25%, 6/15/36	4,990	5,104,820

		39,407,805
New York — 7.1%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,235	4,731,215
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	3,700	3,847,741
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	465	491,388
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,070	3,957,302
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,698,048
5.25%, 11/15/39	1,765	2,017,960
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	4,910	5,359,658
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,230	2,417,208
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,480	2,695,438
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	8,145	8,643,718
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	705	757,593
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,760	1,900,800
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,525	1,652,582
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	2,954,332
6.00%, 12/01/42	1,485	1,667,328

		48,792,311

Municipal Bonds	Par (000)	Value
North Carolina — 1.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	$1,140	$1,210,042
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (b)	2,000	2,163,060
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 7/01/35	2,970	3,259,011
Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,210	1,328,640

		7,960,753
Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	2,015	1,936,919
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	4,160	4,200,352
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,380	1,515,088
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	935,735
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 5/01/19 (b)	990	1,067,240
Series A, 5.00%, 5/01/39	1,850	1,909,533
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,685	1,777,338

		13,342,205
Pennsylvania — 2.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,447,505
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,325	1,416,107
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	4,111,645
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	1,765	1,910,577
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,210	3,411,556
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,511,228

		18,808,618
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	3,870	3,875,805
5.63%, 5/15/43	3,690	3,692,103

		7,567,908
Rhode Island — 2.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (d)(e)	4,155	1,027,739

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	$8,215	$8,022,523
Tobacco Settlement, Asset-Backed, 5.00%, 6/01/50	9,875	10,092,052

		19,142,314
South Carolina — 4.3%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	6,695	7,302,638
AMT, 5.25%, 7/01/55	2,690	2,931,132
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	8,809,848
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	9,550	10,320,590

		29,364,208
Tennessee — 0.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,855	2,990,127
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	585	585,632
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Health & Educational Facilities Board, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	1,440	1,602,216

		5,177,975
Texas — 6.3%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (b)	4,365	5,124,073
Sub-Lien, 5.00%, 1/01/33	725	779,723
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20 (b)	1,415	1,590,559
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 7/15/30	3,600	3,857,508
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,252,210
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,200	2,340,866
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	1,525	1,734,093
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/23 (b)	485	619,258
6.38%, 1/01/33	460	519,975
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	4,320	4,817,750
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (b)	1,000	1,116,710
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	4,110	1,556,334
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/38	1,910	2,125,754
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	6,000	6,799,380
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	7,042,817

		43,277,010

Municipal Bonds	Par (000)	Value
Utah — 0.3%
Salt Lake City Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/47	$1,920	$2,157,677
Virginia — 1.1%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,270	3,531,338
6.00%, 1/01/37	3,900	4,378,218

		7,909,556
Washington — 1.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (b)	5,380	5,493,195
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,565	1,716,211
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,745	5,150,033

		12,359,439
Wisconsin — 3.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19 (b)	14,300	15,702,115
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,374,707
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,790	3,822,859

		24,899,681
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	6,740,593
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/19 (b)	595	634,532

		7,375,125
Total Municipal Bonds — 115.0%		791,028,280

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	3,560	3,675,059
California — 8.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (b)	6,582	7,160,011
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (b)(h)	5,310	5,645,273
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (b)	19,080	20,935,721
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	11,973	13,210,782
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (b)	4,650	4,700,871
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	6,494	7,369,649

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (continued)
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (b)	$2,154	$2,356,015

		61,378,322
Colorado — 3.7%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (b):
Series C-3, 5.10%, 4/29/18	7,490	7,804,880
Series C-7, 5.00%, 5/01/18	4,800	4,998,096
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (h)	4,299	4,464,238
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	7,820	7,962,246

		25,229,460
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	12,665,681
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/18 (b)	6,398	6,746,211
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	5,187,401
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(h)	4,049	4,402,652
New York — 9.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	3,195	3,479,706
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	3,260	3,704,296
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	9,939	11,278,821
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	24,406,110
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	13,081	14,891,050
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	6,175,818

		63,935,801
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	5,290	5,954,900
Wake Forest University, 5.00%, 1/01/19 (b)	3,120	3,327,293

		9,282,193
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	27,896	29,772,443

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$4,877	$5,610,358
Texas — 4.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	5,060	5,659,408
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,739,328
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,243	7,055,545
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	7,900	8,302,426

		28,756,707
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,303	7,768,592
Virginia — 3.6%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System:
5.50%, 5/15/19 (b)	2,192	2,369,273
5.50%, 5/15/35	4,073	4,401,800
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (b)	10,618	11,092,180
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,545,758

		24,409,011
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/19 (b)(h)	11,456	12,361,707
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.8%		301,181,598
Total Long-Term Investments (Cost — $1,021,045,810) — 158.8%		1,092,209,878

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (i)(j)	1,666,834	1,667,167
Total Short-Term Securities (Cost — $1,667,000) — 0.2%		1,667,167
Total Investments (Cost — $1,022,712,810) — 159.0%		1,093,877,045
Other Assets Less Liabilities — 2.0%		13,732,466
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5)%		(168,723,905)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (36.5)%		(251,016,520)

Net Assets Applicable to Common Shares — 100.0%		$687,869,086

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	17

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Non-income producing security.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2017 to November 15, 2019, is $23,445,917. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended April 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,922,502	(5,255,668)	1,666,834	$1,667,167	$25,390	$5,983	$167
[1] Includes net capital gain distributions.

(j)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(118)	5-Year U.S. Treasury Note	June 2017	$13,971,937	$(60,251)
(192)	10-Year U.S. Treasury Note	June 2017	$24,138,000	(196,421)
(169)	Long U.S. Treasury Bond	June 2017	$25,851,719	(327,798)
(64)	Ultra U.S. Treasury Bond	June 2017	$10,428,000	(90,670)
Total				$(675,140)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$675,140	—	$675,140

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$3,034,716	—	$3,034,716

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,037,533)	—	$(1,037,533)

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$52,606,850

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$1,092,209,878	—	$1,092,209,878
Short-Term Securities	$1,667,167	—	—	1,667,167

Total	$1,667,167	$1,092,209,878	—	$1,093,877,045

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(675,140)	—	—	$(675,140)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(168,316,467)	—	$(168,316,467)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

Total	—	$(419,716,467)	—	$(419,716,467)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	19

Schedule of Investments April 30, 2017	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	$3,000	$3,010,035
Alaska — 1.4%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,550,108
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/19 (a)	4,425	4,920,025

		6,470,133
Arizona — 0.7%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
3.25%, 1/01/37	975	931,135
5.00%, 1/01/38	525	593,738
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,653,329
5.25%, 10/01/28	250	272,585

		3,450,787
California — 19.8%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/17 (a)	4,150	4,230,219
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/38 (b)	7,405	2,683,942
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	837,736
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,705,110
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,181,100
California State University, Refunding RB (AGM):
5.00%, 11/01/32	1,880	1,880,658
Systemwide, Series A, 5.00%, 11/01/32	2,660	2,660,931
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,183,740
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	5,000	5,389,400
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (a)	2,800	2,947,196
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/18 (a)	3,000	3,126,060
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21 (a)	900	1,057,149
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18 (a)	6,110	6,406,029
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (b)	5,000	3,018,950
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 8/01/30 (b)	10,030	6,413,282
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	4,125	4,090,886
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	6,890	6,965,377
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	1,945	1,436,849

Municipal Bonds	Par (000)	Value
California (continued)
Norman Y Mineta San Jose International Airport SJC, Refunding ARB, AMT:
Series A, 5.00%, 3/01/36	$565	$637,026
Series A, 5.00%, 3/01/37	620	696,837
Series A-1, 5.75%, 3/01/34	1,150	1,303,445
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (b)	5,000	2,258,300
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/37 (b)	4,005	1,756,593
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (c)	10,000	10,830,000
San Diego California Unified School District, GO, Election of 2008 (b):
CAB, Series C, 0.00%, 7/01/38	2,200	939,290
CAB, Series G, 0.00%, 7/01/34	900	402,696
CAB, Series G, 0.00%, 7/01/35	950	398,744
CAB, Series G, 0.00%, 7/01/36	1,430	563,434
CAB, Series G, 0.00%, 7/01/37	950	351,966
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (b)	1,725	1,051,905
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,006,830
5.00%, 8/01/38	760	849,224
State of California, GO, 5.50%, 4/01/28	5	5,019
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/41	2,300	2,554,127
5.00%, 10/01/41	1,300	1,446,276
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,656,615
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/36 (b)	15,000	6,774,900

		94,697,841
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,075,667
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	540	597,170

		2,672,837
Florida — 13.0%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC):
5.00%, 10/01/32	2,700	2,743,065
5.00%, 10/01/37	6,000	6,095,700
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	2,175	2,336,668
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	4,765	4,799,927
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,380,087
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,836,026
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,452,467
5.38%, 10/01/32	1,700	1,890,876
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/18 (a)	3,300	3,509,847
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	2,755	3,286,109
Department, Series B, AMT, 6.25%, 10/01/38	560	664,541

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB, Seaport (continued):
Department, Series B, AMT, 6.00%, 10/01/42	$895	$1,035,533
Series B, AMT, 6.00%, 10/01/30	870	1,025,643
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	289,614
Series A, 5.50%, 10/01/36	6,490	7,102,202
Series A, AMT, 5.00%, 10/01/32	3,550	3,893,640
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	3,600	3,929,148
County of Orange Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/41	765	817,548
5.00%, 8/01/47	2,225	2,367,266
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21 (a)	45	51,854
5.00%, 10/01/31	2,780	3,140,594
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	399,563
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,574,899
5.38%, 10/01/29	1,900	2,158,571
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,373,382
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,874,210

		62,028,980
Georgia — 0.7%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, Series A, 5.00%, 11/01/38 (d)	1,330	1,549,663
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	680	791,173
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	190	207,509
5.00%, 4/01/44	855	918,552

		3,466,897
Illinois — 15.1%
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,615	1,589,467
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Passenger Facility Charge, Series B, AMT, 5.00%, 1/01/31	2,500	2,714,200
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	400	407,140
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,500	1,504,335
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	1,460	1,593,824
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.75%, 1/01/39	5,500	6,197,950
City of Chicago Illinois O’Hare International Airport, RB, Senior Lien, Series D, 5.25%, 1/01/42	3,985	4,606,102
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 1/01/39	4,090	4,544,767
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B, 5.00%, 1/01/41	3,800	4,211,122

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	$710	$775,888
Sales Tax Receipts, 5.25%, 12/01/36	840	899,254
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	404,521
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	956,692
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital and Medical Centers, 4.13%, 8/15/37	1,690	1,660,239
Silver Cross Hospital and Medical Centers, 5.00%, 8/15/44	470	495,408
University of Chicago Medical Center, Series B, 4.00%, 8/15/41	1,100	1,101,716
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	17,800	18,230,048
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 0.00%, 6/15/30 (b)	15,000	8,536,950
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (b)	4,625	1,243,709
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,023,831
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,052,384
State of Illinois, GO:
5.25%, 2/01/33	1,140	1,160,657
5.50%, 7/01/33	1,100	1,144,825
5.25%, 2/01/34	1,140	1,158,046
5.50%, 7/01/38	1,840	1,906,994

		72,120,069
Indiana — 1.6%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,581,132
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	732,621
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	1,190	1,263,507
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/19 (a)	255	275,109
5.75%, 1/01/38	1,045	1,116,729
(AGC), 5.25%, 1/01/19 (a)	460	492,467
(AGC), 5.25%, 1/01/29	1,890	2,022,092

		7,483,657
Iowa — 2.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19 (a)	7,700	8,484,938
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,345	1,444,342
5.70%, 12/01/27	1,340	1,430,772
5.80%, 12/01/29	910	969,323
5.85%, 12/01/30	1,225	1,305,825

		13,635,200
Louisiana — 2.4%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,260	2,443,648
Jefferson Sales Tax District, RB, Series B:
5.00%, 12/01/34	330	379,474
5.00%, 12/01/35	440	503,426

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Louisiana (continued)
Jefferson Sales Tax District, RB, Series B (continued):
5.00%, 12/01/36	$395	$450,430
5.00%, 12/01/37	495	562,572
Louisiana Local Gov’t Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/44	4,015	4,359,366
Louisiana Public Facilities Authority, RB, Provident Group-Flagship Properties LLC, Series A, 5.00%, 7/01/56	580	615,844
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	1,930,860

		11,245,620
Massachusetts — 2.5%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	2,855	3,082,030
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	505	545,960
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	2,315	2,397,391
5.35%, 12/01/42	1,180	1,254,753
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	1,090	1,103,854
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,720	1,933,211
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,685	1,701,749

		12,018,948
Michigan — 6.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18 (a)	8,300	8,763,306
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 7/01/41	1,000	1,086,400
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,500	2,842,850
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	1,200	1,019,064
Trinity Health Credit Group, 5.00%, 12/01/21 (a)	25	28,946
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,470	1,608,680
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	3,510	3,848,364
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/17 (a)	3,350	3,406,213
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,350,204
Series I-A, 5.38%, 10/15/41	1,000	1,120,220
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,776,251
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	765	800,863
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	571,662

		31,223,023

Municipal Bonds	Par (000)	Value
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	$415	$449,956
6.50%, 11/15/38	2,285	2,452,536

		2,902,492
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,088,610
Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	1,150	1,258,192
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 7/01/42	1,500	1,622,640

		2,880,832
New Jersey — 8.9%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	1,220	1,352,834
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	12,689,696
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	935	1,005,957
Series WW, 5.25%, 6/15/33	215	221,568
Series WW, 5.00%, 6/15/34	280	282,402
Series WW, 5.00%, 6/15/36	1,280	1,285,862
Series WW, 5.25%, 6/15/40	490	499,384
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	575	629,453
5.75%, 12/01/27	270	296,341
5.75%, 12/01/28	290	317,144
5.88%, 12/01/33	1,980	2,160,259
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,225	1,281,130
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	2,000	2,070,800
Transportation Program, Series AA, 5.00%, 6/15/38	2,405	2,414,885
Transportation System, CAB, Series A, 0.00%, 12/15/29 (b)	7,500	4,011,075
Transportation System, Series A, 5.50%, 6/15/41	1,605	1,651,994
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,360,080
Transportation System, Series AA, 5.50%, 6/15/39	3,565	3,728,705
Transportation System, Series B, 5.50%, 6/15/31	2,750	2,883,072
Transportation System, Series B, 5.00%, 6/15/42	725	725,225
Transportation System, Series D, 5.00%, 6/15/32	825	839,083

		42,706,949
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	500	554,875
New York — 4.5%
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,354,790

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
New York (continued)
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/28	$2,000	$2,000,840
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,136,390
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,900	2,164,309
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	4,005	4,340,058
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/36	2,000	2,171,820
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	3,350	3,370,502

		21,538,709
North Carolina — 0.2%
North Carolina Housing Finance Agency, RB, Series 31-A, AMT, 5.25%, 7/01/38	930	932,260
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	853,347
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	950	1,085,726
5.25%, 2/15/33	1,325	1,508,950

		3,448,023
Oregon — 0.4%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 5.00%, 6/15/36 (c)(d)	1,145	1,258,985
County of Clackamas Oregon School District No. 12 North Clackamas, GO, Series A, 0.00%, 6/15/38 (b)	1,360	539,430

		1,798,415
Pennsylvania — 7.6%
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/34	3,420	3,762,958
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	1,420	1,537,122
Pennsylvania Rapid Bridge Finco LP, AMT, 5.00%, 12/31/38	11,890	12,937,628
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,575	5,047,094
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	942,921
Series A-1, 5.00%, 12/01/41	1,125	1,240,661
Series B, 5.00%, 12/01/40	440	485,848
Series C, 5.50%, 12/01/33	760	884,701
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (a)	775	903,836
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,700	7,409,262
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	1,040	1,142,918

		36,294,949
Rhode Island — 1.5%
Rhode Island Commerce Corp., RB, Airport Corporation, Series D, 5.00%, 7/01/46	300	329,847
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	7,180	7,011,773

		7,341,620

Municipal Bonds	Par (000)	Value
South Carolina — 5.5%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	$1,500	$1,669,635
5.50%, 7/01/41	2,725	3,031,562
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	372,371
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	3,160	3,444,432
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,694,450
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	9,985	10,873,465
Series E, 5.50%, 12/01/53	985	1,069,671
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,016,982

		26,172,568
Texas — 12.9%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19 (e)	770	817,717
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	2,700	2,969,433
6.00%, 11/15/35	150	164,822
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	760	853,472
City of San Antonio Texas Public Service Board, Refunding RB, 5.00%, 2/01/42	3,650	4,200,091
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (b)	2,870	1,263,030
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,232,330
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	9,191,335
5.00%, 11/01/42	1,500	1,608,600
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,525,420
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (b)	4,665	1,859,096
Lone Star College System, GO, 5.00%, 8/15/18 (a)	4,800	5,052,720
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18 (a)	4,615	4,765,218
1st Tier System (NPFGC), 5.75%, 1/01/40	1,485	1,526,892
1st Tier System, Series A, 6.00%, 1/01/19 (a)	2,745	2,970,447
1st Tier System, Series A (NPFGC), 6.00%, 1/01/28	635	685,825
1st Tier System, Series S, 5.75%, 1/01/18 (a)	6,200	6,401,810
Series B, 5.00%, 1/01/40	1,375	1,518,976
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (b):
0.00%, 9/15/35	3,180	1,372,838
0.00%, 9/15/36	6,015	2,446,421
0.00%, 9/15/37	4,305	1,647,351
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	1,060	1,138,334
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,600	1,725,008

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	$1,745	$1,864,061
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	2,330	2,542,240

		61,343,487
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/42	1,700	1,921,289
Washington — 2.7%
Central Puget Sound Regional Transit Authority, RB, Series A (a):
(AGM), 5.00%, 11/01/17	2,500	2,552,600
5.00%, 11/01/17	2,000	2,042,080
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,380	1,513,335
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	4,000	4,360,280
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,622,097
Providence Health & Services, Series A, 5.25%, 10/01/39	850	912,288

		13,002,680
Wisconsin — 0.6%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	900	994,653
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	2,000,645

		2,995,298
Total Municipal Bonds — 115.2%		550,447,083

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 1.9%
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	858	893,744
5.00%, 5/01/18	4,312	4,493,500
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	2,639	2,932,066
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	509	556,281

		8,875,591
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,220	1,266,598
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,108,400

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (g)	$1,319	$1,464,785
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,796,644

		5,261,429
Florida — 9.9%
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.25%, 7/01/42	2,390	2,653,474
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 8.88%, 5/01/27	11,350	11,844,519
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	12,729	14,028,622
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	3,544	3,892,019
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,874,055
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,315	4,496,515
State of Florida Board of Education, GO, Refunding, Series C, 5.00%, 6/01/18 (g)	2,399	2,432,028

		47,221,232
Illinois — 7.6%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	14,427	14,995,370
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 1/01/38	3,243	3,588,687
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)(g)	6,198	6,741,936
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	3,721	4,125,404
Senior Priority, Series B, 5.50%, 1/01/18 (a)	2,000	2,061,930
Senior, Series B, 5.00%, 1/01/40	1,409	1,567,552
Series A, 5.00%, 1/01/38	2,878	3,176,060

		36,256,939
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 9/01/47	6,444	7,659,722
Maryland — 0.9%
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 7/01/41	3,845	4,368,462
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	2,022	2,264,763
Michigan — 3.0%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	2,701	2,965,129
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,055	10,139,518
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,302,307

		14,406,954
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(g)	5,007	5,477,964
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/19 (a)	2,429	2,672,859
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	4,720	5,321,989

		13,472,812

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	$1,120	$1,279,611
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	2,581	2,639,974

		3,919,585
New York — 9.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (a)	808	851,402
5.75%, 6/15/40	2,701	2,847,467
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	7,641	8,467,681
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2014, Series DD, 5.00%, 6/15/35	2,280	2,610,053
Series FF, 5.00%, 6/15/39	4,050	4,624,168
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,466,965
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,060	2,337,462
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,695,642
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 198th Series, 5.25%, 11/15/56	3,081	3,560,919
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,534	1,665,714
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (g)	1,500	1,596,465

		45,723,938
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	780	832,876
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/42	1,220	1,359,104
South Carolina — 1.0%
South Carolina Public Service Authority, Refunding RB, Series A (a):
5.50%, 1/01/19 (g)	374	402,214
5.50%, 1/01/19 (g)	4,327	4,650,727

		5,052,941

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas — 2.3%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	$879	$967,685
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 2/15/41	4,720	5,273,562
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (g)	4,501	4,843,029

		11,084,276
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System:
5.50%, 5/15/19 (a)	157	170,043
5.50%, 5/15/35	292	315,919

		485,962
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,930	4,605,646
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	640	688,678
Series C, 5.25%, 4/01/19 (a)	2,000	2,158,060

		2,846,738
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.9%		219,073,968
Total Long-Term Investments (Cost — $721,733,388) — 161.1%		769,521,051

Short-Term Securities — 0.2%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (i)(j)	1,043,150	1,043,358
Total Short-Term Securities (Cost — $1,043,151) — 0.2%		1,043,358
Total Investments (Cost — $722,776,539) — 161.3%		770,564,409
Other Assets Less Liabilities — 0.7%		2,980,054
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.0)%		(119,432,446)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (37.0)%		(176,354,282)

Net Assets Applicable to Common Shares — 100.0%		$477,757,735

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	When-issued security.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2017 to December 1, 2029, is $18,768,624. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

(i)	During the year ended April 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,644,850	(1,601,700)	1,043,150	$1,043,358	$20,055	$2,113	$207

[1]	Includes net capital gain distributions.

(j)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(63)	5-Year U.S. Treasury Note	June 2017	$7,459,594	$(34,949)
(186)	10-Year U.S. Treasury Note	June 2017	$23,383,687	(204,150)
(169)	Long U.S. Treasury Bond	June 2017	$25,851,719	(335,023)
(24)	Ultra U.S. Treasury Bond	June 2017	$3,910,500	(75,481)
Total				$(649,603)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$649,603	—	$649,603

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$2,160,475	—	$2,160,475

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(796,202)	—	$(796,202)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$241,484	[1]
Average notional value of contracts — short	$43,513,064
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$769,521,051	—	$769,521,051
Short-Term Securities	$1,043,358	—	—	1,043,358

Total	$1,043,358	$769,521,051	—	$770,564,409

Derivative Financial InstrumeDnts [2]
Liabilities:
Interest rate contracts	$(649,603)	—	—	$(649,603)
[1] See above Schedule of Investments for values in each state or political subdivision.

[2]    Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(119,144,362)	—	$(119,144,362)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

Total	—	$(295,744,362)	—	$(295,744,362)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	27

Schedule of Investments April 30, 2017	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.2%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 0.00%, 3/01/45 (a)	$915	$927,179
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (b)	650	715,578
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,000	2,006,740

		3,649,497
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	941,137
Arizona — 1.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 7/01/32	1,000	1,111,930
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
3.25%, 1/01/37	630	601,656
5.00%, 1/01/38	345	390,171
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,165,461
5.00%, 10/01/29	925	1,001,914

		4,271,132
California — 18.2%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/17 (b)	7,150	7,288,210
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/38 (c)	4,800	1,739,760
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	540,475
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,136,740
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,404,777
St. Joseph Health System, Series A, 5.00%, 7/01/37	945	1,056,425
California State University, RB, Systemwide, Series A (b):
5.50%, 5/01/19	1,000	1,089,460
(AGC), 5.25%, 5/01/19	3,000	3,253,500
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,408,512
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	793,401
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (b)	1,800	1,894,626
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/18 (b)	2,015	2,099,670
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21 (b)	575	675,401
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18 (b)	4,000	4,193,800
Los Angeles Community College District California, GO, Election of 2001, Series A (b):
(AGM), 5.00%, 8/01/17	2,200	2,224,068
(NPFGC), 5.00%, 8/01/17	4,330	4,377,370
Monterey Peninsula Community College District, GO, CAB, Series C, 0.00%, 2/01/18 (b)(c)	11,975	7,021,182

Municipal Bonds	Par (000)	Value
California (continued)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (a)	$5,000	$3,693,700
Norman Y Mineta San Jose International Airport SJC, Refunding ARB, Series A, AMT:
5.00%, 3/01/36	365	411,530
5.00%, 3/01/37	400	449,572
San Diego California Unified School District, GO, Election of 2008 (c):
CAB, Series C, 0.00%, 7/01/38	1,400	597,730
CAB, Series G, 0.00%, 7/01/34	580	259,515
CAB, Series G, 0.00%, 7/01/35	615	258,134
CAB, Series G, 0.00%, 7/01/36	920	362,489
CAB, Series G, 0.00%, 7/01/37	615	227,851
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (c)	1,110	676,878
San Diego Community College District California, GO, CAB, Election of 2006 (c):
0.00%, 8/01/31	1,855	979,255
0.00%, 8/01/32	2,320	1,141,695
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	671,220
5.00%, 8/01/38	490	547,526
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,656,615
Yosemite Community College District, GO, CAB, Election of 2004, Series D (c):
0.00%, 8/01/36	2,000	903,320
0.00%, 8/01/37	2,790	1,199,644

		56,234,051
Colorado — 2.1%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 9/01/32 (c)	5,500	2,448,050
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,101,150
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	2,500	2,764,675

		6,313,875
Florida — 12.8%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC), 5.00%, 10/01/37	4,000	4,063,800
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,420	1,525,549
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (b)	1,000	1,050,470
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (b)	7,875	7,932,724
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	607,238
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,413,735
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	936,160
5.38%, 10/01/32	1,100	1,223,508
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/19 (b)	900	967,644
Seaport Department, Series A, 6.00%, 10/01/38	1,780	2,123,148
Seaport Department, Series B, AMT, 6.25%, 10/01/38	360	427,205

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB (continued):
Seaport Department, Series B, AMT, 6.00%, 10/01/42	$580	$671,072
Seaport, Series B, AMT, 6.00%, 10/01/30	570	671,973
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	160	178,224
Series A, 5.00%, 10/01/32	1,730	1,897,464
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	2,635	2,875,918
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 8/01/42	535	594,374
County of Orange Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/41	495	529,002
5.00%, 8/01/47	1,435	1,526,754
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21 (b)	30	34,569
5.00%, 10/01/31	1,870	2,112,558
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	266,375
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,726,616
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,203,197

		39,559,277
Georgia — 0.7%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, Series A, 5.00%, 11/01/38 (d)	855	996,212
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	440	511,936
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	120	131,058
5.00%, 4/01/44	550	590,881

		2,230,087
Illinois — 11.8%
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,045	1,028,479
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	210	213,749
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	505	551,288
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.75%, 1/01/39	2,000	2,253,800
City of Chicago Illinois O’Hare International Airport, RB, Senior Lien, Series D, 5.25%, 1/01/42	2,585	2,987,898
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 1/01/39	3,235	3,594,700
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	551,328
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	450,208
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,268,244

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB (continued):
Silver Cross Hospital and Medical Centers, 4.13%, 8/15/37	$615	$604,170
Silver Cross Hospital and Medical Centers, 5.00%, 8/15/44	305	321,488
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	10,865	11,127,498
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36 (c)	10,000	3,979,000
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	2,980	801,352
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	654,114
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,532,740
State of Illinois, GO:
5.25%, 2/01/33	735	748,318
5.50%, 7/01/33	710	738,932
5.25%, 2/01/34	735	746,635
5.50%, 7/01/38	380	393,836

		36,547,777
Indiana — 2.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,129,380
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	472,488
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	770	817,563
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/19 (b)	390	420,755
5.75%, 1/01/38	1,610	1,720,510
(AGC), 5.50%, 1/01/19 (b)	310	333,163
(AGC), 5.50%, 1/01/38	1,265	1,345,973

		6,239,832
Iowa — 2.7%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19 (b)	4,925	5,427,055
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	815	875,196
5.70%, 12/01/27	815	870,208
5.80%, 12/01/29	555	591,180
5.85%, 12/01/30	575	612,939

		8,376,578
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC):
5.25%, 2/01/19 (b)	1,775	1,904,397
5.25%, 2/01/29	225	240,035

		2,144,432
Louisiana — 1.6%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,620	2,832,901
Louisiana Public Facilities Authority, RB, Provident Group-Flagship Properties LLC, Series A, 5.00%, 7/01/56	690	732,642
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,233,605

		4,799,148

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Massachusetts — 3.8%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	$1,855	$2,002,510
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	330	356,766
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,870	4,007,733
5.35%, 12/01/42	755	802,829
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	700	708,897
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,110	1,247,596
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,530	2,555,148

		11,681,479
Michigan — 5.6%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Series A (BHAC), 5.50%, 7/01/18 (b)	4,500	4,738,050
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18 (b)	2,200	2,322,804
City of Detroit Michigan Water Supply System Revenue, RB:
2nd Lien, Series B (AGM), 6.25%, 7/01/19 (b)	350	388,388
Senior Lien, Series A, 5.25%, 7/01/41	1,600	1,738,240
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,933,138
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	780	662,391
Trinity Health Credit Group, 5.00%, 12/01/21 (b)	15	17,368
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	720	787,925
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	672,132
Series II-A, 5.38%, 10/15/36	1,000	1,125,170
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,125,264
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	460	481,565
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	373,779

		17,366,214
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (b)	275	298,163
6.50%, 11/15/38	1,525	1,636,813

		1,934,976
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,884,817
Nevada — 1.0%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	1,000	1,081,760
(AGM), 5.25%, 7/01/39	1,700	1,839,927

		2,921,687

Municipal Bonds	Par (000)	Value
New Jersey — 9.6%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	$790	$876,015
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,870,381
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	610	656,293
Series WW, 5.25%, 6/15/33	135	139,124
Series WW, 5.00%, 6/15/34	180	181,544
Series WW, 5.00%, 6/15/36	800	803,664
Series WW, 5.25%, 6/15/40	320	326,128
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	360	394,092
5.50%, 12/01/26	255	278,307
5.75%, 12/01/28	140	153,104
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	840	878,489
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,290	1,335,666
Transportation Program, Series AA, 5.00%, 6/15/38	1,560	1,566,412
Transportation System, Series A, 5.50%, 6/15/41	4,265	4,389,879
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,652,056
Transportation System, Series AA, 5.50%, 6/15/39	4,650	4,863,528
Transportation System, Series B, 5.00%, 6/15/42	3,680	3,681,141
Transportation System, Series D, 5.00%, 6/15/32	525	533,962

		29,579,785
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	325	360,669
New York — 6.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,411,288
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,258,042
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/37	1,145	1,317,563
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,532,706
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610	693,198
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,230	1,401,105
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	5,600	6,068,496
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,835	2,852,350

		19,534,748

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	$460	$541,434
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	610	697,151
5.25%, 2/15/33	850	968,005

		2,206,590
Oregon — 0.4%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38 (c)	875	347,060
Washington & Multnomah Counties School District No. 48J Beaverton, GO, Convertible CAB, Series D, 1.00%, 6/15/36 (a)(d)	735	808,169

		1,155,229
Pennsylvania — 6.8%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,110	2,290,173
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/34	2,220	2,442,622
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	3,300	3,572,184
Pennsylvania Rapid Bridge Finco LP, AMT, 5.00%, 12/31/38	1,155	1,256,767
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	3,625	3,999,064
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	603,031
Series A-1, 5.00%, 12/01/41	730	805,051
Series B, 5.00%, 12/01/40	285	314,697
Series C, 5.50%, 12/01/33	490	570,399
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (b)	500	583,120
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,482,656
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	680	747,293
Philadelphia School District, GO, Series E (b):
6.00%, 9/01/18	1,285	1,370,619
6.00%, 9/01/18	15	15,999

		21,053,675
Rhode Island — 1.1%
Rhode Island Commerce Corp., RB, Airport Corporation, 5.00%, 7/01/41	190	209,680
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	945	922,859
Tobacco Settlement, Asset-Backed, 5.00%, 6/01/50	2,340	2,391,433

		3,523,972
South Carolina — 5.5%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 7/01/41	1,360	1,513,000
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	116,366
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	2,040	2,223,620
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,686,008
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	3,935	4,285,136
Series E, 5.50%, 12/01/53	2,820	3,062,407

Municipal Bonds	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	$1,840	$1,947,806

		16,834,343
Texas — 16.0%
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	500	561,495
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	1,850	814,148
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	840,225
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/42	1,140	1,222,536
Series H, 5.00%, 11/01/32	2,715	2,985,658
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	995,840
Dallas/Fort Worth International Airport, RB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	1,800	1,935,018
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	3,020	1,203,530
Lone Star College System, GO, 5.00%, 8/15/18 (b)	3,000	3,157,950
North Texas Tollway Authority, RB, Convertible CAB, Series C, 0.00%, 9/01/45 (a)	10,000	11,286,100
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18 (b)	1,350	1,393,943
1st Tier System (NPFGC), 5.75%, 1/01/40	435	447,271
1st Tier System, Series A, 6.00%, 1/01/19 (b)	1,965	2,126,386
1st Tier System, Series A (NPFGC), 6.00%, 1/01/28	450	486,018
1st Tier System, Series S, 5.75%, 1/01/18 (b)	1,815	1,874,078
1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (b)	3,400	3,665,166
Series B, 5.00%, 1/01/40	530	585,496
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	1,150	496,467
0.00%, 9/15/36	3,875	1,576,040
0.00%, 9/15/37	17,775	6,801,782
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	1,765	1,895,434
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,030	1,110,474
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,135	1,212,441
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	605	660,109

		49,333,605
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/42	1,095	1,237,536
Washington — 1.9%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	900	986,958
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	3,270,210
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,063,670

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, RB (continued):
Providence Health & Services, Series A, 5.25%, 10/01/39	$550	$590,304

		5,911,142
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,297,716
Total Municipal Bonds — 116.6%		360,125,006

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.3%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/19 (b)	1,000	1,084,250
California — 1.8%
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (b):
5.00%, 5/01/18	503	523,799
5.00%, 5/01/18	2,527	2,633,521
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	1,699	1,888,073
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (b)	359	392,669

		5,438,062
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	780	809,792
5.00%, 2/01/41	3,000	3,067,800

		3,877,592
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,231	1,372,133
District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	855	948,781
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (b)(f)	1,579	1,691,680
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,445,486

		5,085,947
Florida — 8.1%
City of Miami Beach Florida, RB, 5.00%, 9/01/45	2,740	3,072,883
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,709,770
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,305,758
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	6,901	7,605,706
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (b)	3,394	3,727,103

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida (continued)
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	$4,200	$5,249,370
State of Florida Board of Education, GO, Refunding, Series C, 5.00%, 6/01/18 (f)	1,189	1,205,880

		24,876,470
Illinois — 7.6%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,548	2,648,412
Regional Transportation Authority, RB, 6.50%, 7/01/26	10,000	12,941,968
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (b)(f)	1,130	1,228,772
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/18 (b)	3,499	3,608,378
Senior, Series B, 5.00%, 1/01/40	930	1,033,917
Series A, 5.00%, 1/01/38	1,859	2,051,205

		23,512,652
Maryland — 0.9%
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 7/01/41	2,478	2,815,610
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,321	1,479,944
Michigan — 2.6%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	1,750	1,921,843
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,675	5,234,925
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	838,774

		7,995,542
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)(f)	3,298	3,608,240
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/19 (b)	1,574	1,732,409
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	3,080	3,472,823

		8,813,472
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	720	822,607
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,580	1,616,728

		2,439,335
New York — 6.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	242	254,693
5.75%, 6/15/40	808	851,806
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,920	5,453,010
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2014, Series DD, 5.00%, 6/15/35	1,470	1,682,797
Series FF, 5.00%, 6/15/39	2,595	2,962,893

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	$3,080	$3,544,895
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,340	1,520,485
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,312,285
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	996	1,081,633
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,200	1,277,172

		20,941,669
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	500	533,895
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/42	800	891,216
South Carolina — 0.4%
South Carolina Public Service Authority, Refunding RB, Series A (b):
5.50%, 1/01/19 (f)	90	96,377
5.50%, 1/01/19	1,037	1,114,391

		1,210,768
Texas — 3.2%
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,359,320
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 2/15/41	3,080	3,441,223
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	1,996	2,147,076

		9,947,619

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System:
5.50%, 5/15/19 (b)	$105	$113,362
5.50%, 5/15/35	195	210,613

		323,975
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,565	3,005,975
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	1,920	2,066,035
Series C, 5.25%, 4/01/19 (b)(f)	3,250	3,506,414

		5,572,449
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.5%		131,218,575
Total Long-Term Investments (Cost — $460,623,777) — 159.1%		491,343,581

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (g)(h)	4,846,895	4,847,864
Total Short-Term Securities (Cost — $4,847,554) — 1.6%		4,847,864
Total Investments (Cost — $465,471,331) — 160.7%		496,191,445
Other Assets Less Liabilities — 0.6%		1,803,584
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.6)%		(72,788,151)
VMTP Shares, at Liquidation Value — (37.7)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$308,706,878

Notes to Schedule of Investments

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2017 to December 1, 2029, is $10,434,440. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended April 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,841,543	3,005,352	4,846,895	$4,847,864	$13,144	$1,105	$310
[1] Includes net capital gain distributions.

(h)	Current yield as of period end.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	33

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(36)	5-Year U.S. Treasury Note	June 2017	$ 4,262,625	$(18,833)
(120)	10-Year U.S. Treasury Note	June 2017	$15,086,250	(131,456)
(108)	Long U.S. Treasury Bond	June 2017	$16,520,625	(213,052)
(18)	Ultra U.S. Treasury Bond	June 2017	$ 2,932,875	(51,949)
Total				$(415,290)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$415,290	—	$415,290

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,529,832	—	$1,529,832

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(509,786)	—	$(509,786)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$120,938	[1]
Average notional value of contracts — short	$28,558,643
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$491,343,581	—	$491,343,581
Short-Term Securities	$4,847,864	—	—	4,847,864

Total	$4,847,864	$491,343,581	—	$496,191,445

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(415,290)	—	—	$(415,290)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(72,633,898)	—	$(72,633,898)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

Total	—	$(189,133,898)	—	$(189,133,898)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	35

Statements of Assets and Liabilities

April 30, 2017	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,092,209,878	$769,521,051	$491,343,581
Investments at value — affiliated[2]	1,667,167	1,043,358	4,847,864
Cash pledged for futures contracts	1,463,850	1,201,650	779,550
Receivables:
Interest — unaffiliated	17,137,569	10,009,900	6,203,097
Dividends — affiliated	2,884	4,579	3,328
Investments sold	—	20,350	—
Prepaid expenses	31,066	21,914	16,808

Total assets	1,112,512,414	781,822,802	503,194,228

Accrued Liabilities
Bank overdraft	343,006	243,660	181,868
Payables:
Income dividends — Common Shares	3,367,104	2,225,767	1,398,597
Investment advisory fees	456,399	318,126	204,341
Interest expense and fees	407,438	288,084	154,253
Officer’s and Directors’ fees	341,779	242,017	3,113
Other accrued expenses	306,690	239,630	188,367
Variation margin on futures contracts	85,092	67,514	44,249
Investments purchased	2,833	4,941,625	3,178,664

Total accrued liabilities	5,310,341	8,566,423	5,353,452

Other Liabilities
TOB Trust Certificates	168,316,467	119,144,362	72,633,898
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	251,016,520	176,354,282	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	419,332,987	295,498,644	189,133,898

Total liabilities	424,643,328	304,065,067	194,487,350

Net Assets	$687,869,086	$477,757,735	$308,706,878

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$625,949,763	$430,403,613	$280,879,428
Undistributed net investment income	4,082,795	3,885,496	3,369,798
Accumulated net realized loss	(12,652,567)	(3,669,641)	(5,847,172)
Net unrealized appreciation (depreciation)	70,489,095	47,138,267	30,304,824

Net Assets	$687,869,086	$477,757,735	$308,706,878

Net asset value, per Common Share	$14.71	$15.56	$13.69

[1] Investments at cost — unaffiliated	$1,021,045,810	$721,733,388	$460,623,777
[2] Investments at cost — affiliated	$1,667,000	$1,043,151	$4,847,554
[3] Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	46,765,332	30,700,229	22,558,009
[7] Common Shares authorized	199,983,766	199,988,234	199,992,435

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2017

Statements of Operations

Year Ended April 30, 2017	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest — unaffiliated	$51,677,680	$34,664,965	$22,067,820
Dividends — affiliated	25,390	20,055	13,144

Total Investment Income	51,703,070	34,685,020	22,080,964

Expenses
Investment advisory	5,712,949	3,929,179	2,542,298
Accounting services	133,826	101,672	74,566
Professional	131,430	121,696	82,931
Officer and Directors	119,367	83,532	34,336
Transfer agent	56,898	45,186	30,037
Custodian	45,982	34,196	24,571
Liquidity fees	25,605	—	—
Remarketing fees on Preferred Shares	25,141	—	—
Registration	19,392	12,683	10,099
Printing	15,625	13,461	11,669
Rating agency	38,252	37,411	38,044
Miscellaneous	41,318	27,568	23,705

Total expenses excluding interest expense, fees and amortization of offering costs	6,365,785	4,406,584	2,872,256
Interest expense, fees and amortization of offering costs[1]	6,070,589	4,211,039	2,832,690

Total expenses	12,436,374	8,617,623	5,704,946
Less:
Fees waived by the Manager	(5,358)	(3,824)	(2,523)
Fees paid indirectly	(107)	(16)	(17)

Total expenses after fees waived and paid indirectly	12,430,909	8,613,783	5,702,406

Net investment income	39,272,161	26,071,237	16,378,558

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,649,916	823,236	46,737
Investments — affiliated	5	796	224
Futures contracts	3,034,716	2,160,475	1,529,832
Capital gain distributions from investment companies — affiliated	5,978	1,317	881

	4,690,615	2,985,824	1,577,674

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(44,575,991)	(29,408,534)	(17,890,076)
Investments — affiliated	167	207	310
Futures contracts	(1,037,533)	(796,202)	(509,786)

	(45,613,357)	(30,204,529)	(18,399,552)

Net realized and unrealized loss	(40,922,742)	(27,218,705)	(16,821,878)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(1,650,581)	$(1,147,468)	$(443,320)

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	37

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$39,272,161	$41,878,621	$26,071,237	$27,650,939
Net realized gain (loss)	4,690,615	84,563	2,985,824	(729,808)
Net change in unrealized appreciation (depreciation)	(45,613,357)	16,468,786	(30,204,529)	13,206,288

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,650,581)	58,431,970	(1,147,468)	40,127,419

Distributions to Common Shareholders[1]
From net investment income	(40,693,560)	(43,465,516)	(26,849,853)	(29,235,074)

Capital Share Transactions
Reinvestment of common distributions	1,591,944	417,367	388,165	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(40,752,197)	15,383,821	(27,609,156)	10,892,345
Beginning of year	728,621,283	713,237,462	505,366,891	494,474,546

End of year	$687,869,086	$728,621,283	$477,757,735	$505,366,891

Undistributed net investment income, end of year	$4,082,795	$4,872,517	$3,885,496	$4,911,708

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016

Operations
Net investment income	$16,378,558	$17,791,691
Net realized gain (loss)	1,577,674	(37,651)
Net change in unrealized appreciation (depreciation)	(18,399,552)	7,001,207

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(443,320)	24,755,247

Distributions to Common Shareholders[1]
From net investment income	(16,921,597)	(18,531,404)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(17,364,917)	6,223,843
Beginning of year	326,071,795	319,847,952

End of year	$308,706,878	$326,071,795

Undistributed net investment income, end of year	$3,369,798	$4,306,248

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2017

Statements of Cash Flows

Year Ended April 30, 2017	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(1,650,581)	$(1,147,468)	$(443,320)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	116,891,005	102,365,170	72,035,592
Purchases of long-term investments	(119,303,980)	(110,351,132)	(65,794,781)
Net proceeds from sales (purchases) of short-term securities	5,255,502	1,601,699	(3,005,787)
Amortization of premium and accretion of discount on investments and other fees	1,157,236	(1,051,701)	(565,294)
Net realized gain on investments	(1,488,005)	(762,438)	(7,182)
Net unrealized loss on investments	44,575,824	29,408,327	17,889,766
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(921,000)	(939,000)	(608,000)
Receivables:
Interest — unaffiliated	(251,538)	42,032	116,909
Dividends — affiliated	(2,070)	(4,361)	(3,180)
Prepaid expenses	22,649	14,393	15,197
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(15,582)	(6,951)	(7,610)
Interest expense and fees	324,855	215,137	110,157
Officer’s and Directors’ fees	53,266	37,382	(647)
Variation margin on futures contracts	9,343	31,749	21,202
Other accrued expenses	44,576	37,902	19,909

Net cash provided by operating activities	44,701,500	19,490,740	19,772,931

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	29,726,038	28,284,434	11,965,847
Repayments of TOB Trust Certificates	(35,185,936)	(21,251,555)	(14,605,113)
Proceeds from Loan for TOB Trust Certificates	59,779	6,865,954	2,625,890
Repayments of Loan for TOB Trust Certificates	(59,779)	(6,865,954)	(2,625,890)
Cash dividends paid to Common Shareholders	(39,327,636)	(26,582,703)	(17,034,387)
Increase (decrease) in bank overdraft	70,175	49,014	(99,278)
Amortization of deferred offering costs	15,859	10,070	—

Net cash used for financing activities	(44,701,500)	(19,490,740)	(19,772,931)

Cash
Net increase in cash	—	—	—
Cash at beginning of year	—	—	—

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$5,729,875	$3,985,832	$2,722,533

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$1,591,944	$388,165	—

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	39

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.61	$15.29	$14.71	$16.01	$15.19

Net investment income[1]	0.84	0.90	0.91	0.94	0.95
Net realized and unrealized gain (loss)	(0.87)	0.35	0.62	(1.25)	0.89

Net increase (decrease) from investment operations	(0.03)	1.25	1.53	(0.31)	1.84

Distributions to Common Shareholders from net investment income[2]	(0.87)	(0.93)	(0.95)	(0.99)	(1.02)

Net asset value, end of year	$14.71	$15.61	$15.29	$14.71	$16.01

Market price, end of year	$14.75	$15.73	$14.91	$14.14	$16.24

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.16)%	8.81%	10.91%	(1.21)%	12.32%

Based on market price	(0.65)%	12.36%	12.51%	(6.38)%	11.73%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.75%	1.39%	1.37%	1.49%	1.52%

Total expenses after fees waived and paid indirectly	1.75%	1.39%	1.36%	1.49%	1.52%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	0.89%	0.88%	0.89%	1.20%	1.17%

Net investment income to Common Shareholders	5.52%	5.91%	5.94%	6.70%	6.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$687,869	$728,621	$713,237	$686,213	$745,575

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$373,615	$389,825	$383,706	$372,956	$396,569

Borrowings outstanding, end of year (000)	$168,316	$173,776	$163,621	$169,241	$207,943

Portfolio turnover rate	10%	9%	11%	17%	16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended April 30, 2017, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Year Ended April 30,
2017	2016	2015	2014	2013

0.89%	0.88%	0.88%	0.92%	0.90%

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.47	$16.12	$15.73	$16.83	$16.22

Net investment income[1]	0.85	0.90	0.92	0.95	0.93
Net realized and unrealized gain (loss)	(0.89)	0.40	0.43	(1.07)	0.64

Net increase (decrease) from investment operations	(0.04)	1.30	1.35	(0.12)	1.57

Distributions to Common Shareholders:[2]
From net investment income	(0.87)	(0.95)	(0.96)	(0.96)	(0.96)
From net realized gain	—	—	—	(0.02)	—

Total distributions	(0.87)	(0.95)	(0.96)	(0.98)	(0.96)

Net asset value, end of year	$15.56	$16.47	$16.12	$15.73	$16.83

Market price, end of year	$15.14	$16.56	$15.52	$14.84	$16.94

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.12)%	8.61%	9.09%	0.04%	9.86%

Based on market price	(3.34)%	13.35%	11.32%	(6.23)%	11.75%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.74%	1.47%	1.46%	1.58%	1.53%

Total expenses after fees waived and paid indirectly	1.74%	1.47%	1.46%	1.58%	1.53%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	0.89%	1.09%	1.25%	1.32%	1.23%

Net investment income to Common Shareholders	5.28%	5.62%	5.65%	6.28%	5.57%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$477,758	$505,367	$494,475	$482,666	$515,995

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$370,531	$386,165	$379,997	$373,310	$392,183

Borrowings outstanding, end of year (000)	$119,144	$112,111	$114,962	$121,321	$129,431

Portfolio turnover rate	13%	10%	14%	12%	15%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended April 30, 2017, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Year Ended April 30,
2017	2016	2015	2014	2013
0.89%	0.92%	0.89%	0.93%	0.90%

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	41

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.45	$14.18	$13.78	$14.68	$14.11

Net investment income[1]	0.73	0.79	0.80	0.83	0.82
Net realized and unrealized gain (loss)	(0.74)	0.30	0.45	(0.88)	0.58

Net increase (decrease) from investment operations	(0.01)	1.09	1.25	(0.05)	1.40

Distributions to Common Shareholders from net investment income[2]	(0.75)	(0.82)	(0.85)	(0.85)	(0.83)

Net asset value, end of year	$13.69	$14.45	$14.18	$13.78	$14.68

Market price, end of year	$12.94	$14.33	$13.44	$12.91	$14.41

Total Return Applicable to Common Shareholders[3]
Based on net asset value	0.12%	8.48%	9.70%	0.55%	10.17%

Based on market price	(4.57)%	13.42%	10.98%	(4.04)%	9.55%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.79%	1.48%	1.47%	1.56%	1.49%

Total expenses after fees waived and paid indirectly	1.79%	1.48%	1.47%	1.56%	1.49%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.90%	0.91%	0.92%	0.95%	0.90%

Net investment income to Common Shareholders	5.13%	5.60%	5.65%	6.32%	5.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$308,707	$326,072	$319,848	$310,886	$331,171

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$364,984	$379,890	$374,548	$366,855	$384,267

Borrowings outstanding, end of year (000)	$72,634	$75,273	$78,851	$75,189	$82,257

Portfolio turnover rate	13%	10%	13%	16%	15%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred to As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments [or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased

ANNUAL REPORT	APRIL 30, 2017	43

Notes to Financial Statements (continued)

callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) ( generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

44	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating Funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro

ANNUAL REPORT	APRIL 30, 2017	45

Notes to Financial Statements (continued)

rata in proportion to the respective face values of their certificates. During the year ended April 30, 2017, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended April 30, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$301,181,598	$168,316,467	0.91% - 1.50%	$179,369,586	1.27%
MQY	$219,073,968	$119,144,362	0.92% - 1.50%	$114,370,071	1.29%
MQT	$131,218,575	$72,633,898	0.92% - 1.50%	$72,478,259	1.28%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or

46	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

(ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at April 30, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at April 30, 2017.

For the year ended April 30, 2017, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYD	—	—	$8,844	0.78%
MQY	—	—	$739,024	0.80%
MQT	—	—	$54,444	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to a percentage of the average daily value of each Fund’s net assets.

	MYD	MQY	MQT
Investment advisory fee	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made

ANNUAL REPORT	APRIL 30, 2017	47

Notes to Financial Statements (continued)

pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended April 30, 2017, the amounts waived were as follows:

	MYD	MQY	MQT
Amounts waived	$5,358	$3,824	$2,523

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Funds’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors.

Officers and Directors: Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended April 30, 2017, purchases and sales of investments excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$112,799,390	$112,060,349	$66,865,355
Sales	$115,812,840	$102,385,520	$71,888,229

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization and accretion methods on fixed-income securities, the characterization of expenses, non-deductible expenses, the expiration of capital loss carryforwards, and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital	$(4,081,614)	$(10,070)	$(2,624,082)
Undistributed (distributions in excess of) net investment income	$631,677	$(247,596)	$(393,411)
Accumulated net realized gain (loss)	$3,449,937	$257,666	$3,017,493

The tax character of distributions paid was as follows:

		MYD	MQY	MQT
Tax-exempt income[1]	4/30/2017	$44,348,446	$29,485,924	$18,761,524
	4/30/2016	$45,476,704	$30,269,448	$19,780,167
Ordinary income[2]	4/30/2017	$80,031	$21,878	$30,285
	4/30/2016	389,796	5,182	2

Total	4/30/2017	$44,428,477	$29,507,802	$18,791,809

	4/30/2016	$45,866,500	$30,274,630	$19,780,169

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

48	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$1,723,134	$2,502,167	$1,312,530
Undistributed ordinary income	3,364	1,552	—
Capital loss carryforwards	(9,970,721)	(2,118,488)	(3,015,657)
Net unrealized gains (losses)[1]	70,163,546	46,968,891	29,530,577

Total	$61,919,323	$47,354,122	$27,827,450

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of compensation to directors and the treatment of residual interests in TOB Trusts.

As of April 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
No expiration date[1]	$8,294,584	$2,118,488	$1,174,204
2018	1,196,450	—	66,689
2019	479,687	—	1,774,764

Total	$9,970,721	$2,118,488	$3,015,657

[1]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	MYD	MQY	MQT
Amount utilized	$3,736,275	$2,183,069	$1,041,085

As of April 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$854,731,438	$604,212,165	$394,026,969

Gross unrealized appreciation	79,653,575	49,569,022	32,093,822
Gross unrealized depreciation	(8,824,435)	(2,361,140)	(2,563,244)

Net unrealized appreciation (depreciation)	$70,829,140	$47,207,882	$29,530,578

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

ANNUAL REPORT	APRIL 30, 2017	49

Notes to Financial Statements (continued)

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MYD and MQT invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MYD	MQY
Year Ended April 30, 2017	101,379	23,341
Year Ended April 30, 2016	26,999	—

50	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

For the years ended April 30, 2017 and April 30, 2016 for MQT, shares issued and outstanding remained constant.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Funds’ custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: The VRDP Funds entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is for a 364 day term which was scheduled to expire on April 19, 2017. MYD renewed the fee agreement for an additional 364 day term which is scheduled to expire on April 15, 2020 unless renewed or terminated in advance. The fee agreement between MQY and the liquidity provider is scheduled to expire on October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, VRDP Funds are required to begin to segregate liquid assets with its/their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MQY incurs no remarketing fees and MYD incurs nominal remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP

ANNUAL REPORT	APRIL 30, 2017	51

Notes to Financial Statements (continued)

Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended April 30, 2017, the annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	1.49%	1.51%

Special Rate Period: Upon issuance of the VRDP Shares on April 17, 2014, MYD commenced an approximate three-year term ending April 19, 2017 (“special rate period”) with respect to their VRDP Shares. On April 5, 2017, the special rate period for MYD was extended to April 15, 2020, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. Prior to April 15, 2020, the holder of the VRDP Shares and MYD may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On October 22, 2015, MQY commenced an approximate three-year term scheduled to expire on April 18, 2018 with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of MQY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and MQY may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MYD pays a nominal fee at the annual rate of 0.01% to the liquidity provider and the remarketing agent during the special rate period. MQY does not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If a VRDP Fund redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended April 30, 2017, VRDP Shares issued and outstanding of each Fund remained constant.

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MQT	12/16/11	1,165	$116,500,000	1/02/19

Redemption Terms: MQT is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption date for the VMTP Shares was extended until January 2, 2019. There is no assurance that the term of MQT’s VMTP Shares will be extended further or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MQT is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

52	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (concluded)

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2017, the average annualized dividend rate for the VMTP Shares was 1.61%.

For the year ended April 30, 2017, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MYD	$0.0720	$0.0720	VRDP	W-7	$360,776
MQY	$0.0725	$0.0725	VRDP	W-7	$256,433
MQT	$0.0620	$0.0620	VMTP	W-7	$179,059

[1]	Net investment income dividend paid on June 1, 2017 to Common Shareholders of record on May 15, 2017.

[2]	Net investment income dividend declared on June 1, 2017 payable to Common Shareholders of record on June 15, 2017.

[3]	Dividends declared for period May 1, 2017 to May 31, 2017.

ANNUAL REPORT	APRIL 30, 2017	53

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively, the “Funds”), as of April 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2017

54	ANNUAL REPORT	APRIL 30, 2017

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

ANNUAL REPORT	APRIL 30, 2017	55

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

56	ANNUAL REPORT	APRIL 30, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

ANNUAL REPORT	APRIL 30, 2017	57

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.

As of the date of this report:

•	The portfolio managers of MQT and MQY are Michael Kalinoski and Christian Romaglino.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[1] New York, NY 10036 Barclays Capital Inc.[2] New York, NY 10019	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036 Barclays Bank PLC[2] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

[1]	For MYD.

[2]	For MQY.

58	ANNUAL REPORT	APRIL 30, 2017

Additional Information

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Other than as noted on page 58, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ANNUAL REPORT	APRIL 30, 2017	59

Additional Information (concluded)

General Information (concluded)

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	ANNUAL REPORT	APRIL 30, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-4/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been a principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Fund, Inc.	$39,844	$39,844	$0	$0	$22,542	$22,542	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Fund, Inc.	$22,542	$22,542

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Jaeckel and O’Connor have both been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	35	0	0	0	0	0
	$25.15 Billion	$0	$0	$0	$0	$0
Walter O’Connor	41	0	0	0	0	0
	$21.80 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2017:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$100,001-$500,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2017